Investor Presentation October 2008 Investor Presentation October 2008 The J. M. Smucker Company The J. M. Smucker Company Exhibit 99.3 Exhibit 99.1

Forward Looking Statement
Forward Looking Statement
This presentation contains forward-looking statements, such as projected operating results, earnings and cash flows, that are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by those forward-looking statements. The projected financial data included in this presentation reflect numerous estimates and assumptions relating to, among other things, the ability of Smucker to successfully operate P&G’s coffee business (the “Coffee Business”) outside of P&G and
Smucker’s existing business operations and are subject to significant economic, industry and competitive uncertainties, including those risk factors referenced below, and, accordingly, such data may not be indicative of future results. You should understand that the risks, uncertainties, factors and assumptions listed and discussed in this presentation, including the following important factors and assumptions, could affect the future results of Smucker following the transactions between P&G and Smucker (the “Transactions”) and could cause actual results to differ materially from those expressed in the forward-looking statements: (i) volatility of commodity markets from which raw materials, particularly corn, wheat, peanuts, soybean oil, milk and green coffee beans, are procured and the related impact on costs; (ii) the successful integration of the Coffee Business with Smucker’s business, operations and culture and the ability to realize synergies and other potential benefits of the Transactions within the time frames currently contemplated; (iii) crude oil price trends and their impact on transportation, energy, and packaging costs; (iv) the ability to successfully implement price changes; (v) the success and cost of introducing new products and the competitive response; (vi) the success and cost of marketing and sales programs and strategies intended to promote growth in Smucker’s businesses, which will include the Coffee Business after the completion of the Transactions; (vii) general competitive activity in the market, including competitors’ pricing practices and promotional spending levels; (viii) the concentration of certain of Smucker’s businesses, which will include the Coffee Business after the completion of the Transactions, with key customers and the ability to manage and maintain key customer relationships; (ix) the loss of significant customers or a substantial reduction in orders from these customers or the bankruptcy of any such customer; (x) changes in consumer coffee preferences, and other factors affecting the Coffee Business, which will represent a substantial portion of Smucker’s business after the completion of the Transactions; (xi) the ability of Smucker and Folgers to obtain any required financing; (xii) the timing and amount of Smucker’s capital expenditures, restructuring, and merger and integration costs; (xiii) the outcome of current and future tax examinations and other tax matters, and their related impact on Smucker’s tax positions; (xiv) foreign currency and interest rate fluctuations; (xv) other factors affecting share prices and capital markets generally; and (xvi) the other factors described under “Risk Factors” in the registration statements filed by Folgers and Smucker with the
Securities and Exchange Commission and in the other reports and statements filed by Smucker with the Securities and
Exchange Commission, including its most recent Annual Report on Form 10-K and the proxy materials prepared in connection with the Folgers transaction.
You are cautioned not to unduly rely on such forward-looking statements, which speak only as of the date made, when evaluating the information presented in this presentation. None of Smucker, Folgers, P&G or any of their respective advisors assumes any obligation to update or revise these forward-looking statements to reflect new events or circumstances.

Pro Forma Sales by Category
Pro Forma Sales by Category
42%
42%
21%
21%
25%
25%
12%
12%
Spreads
Baking
All Other
Coffee
Estimated After Transaction
(1)
(1) Based on FY2008 Smucker adjusted for approximately $1.8B of FY2008 Folgers net sales.

Compelling Transaction
Compelling Transaction
• Acquisition of the #1 Folgers brand
• Addition of rights to sell Dunkin’ Donuts
®
in retail
• Smucker’s first +$1B brand
Expanding
Leading Brands
Strengthened
Product Portfolio
Scale Benefits &
Synergies
Attractive
Financial Impact
(1)
• Builds upon established center-of-store strategy
• Broadens and diversifies product offering
• Provides attractive cross-marketing opportunities
• Expect strong synergy opportunities of $80MM+ annually
• Significantly enhances Smucker’s scale and expected profitability
• Increased financial fundamentals
• Expected to increase pro forma EBITDA margins by > 250 bps
• Expected to be accretive to earnings
(2)
• Expected to more than triple FCF vs. FY2008 Smucker
historical
• Enhances already strong balance sheet
(1) Pro forma FY2009E assumes Folgers transaction had closed on May 1, 2008 and approximately $80MM in run-
rate synergies.
(2) EPS accretion based on dividend adjusted FY2009 full year run-rate financial projections.

Net Sales and EBITDA
Net Sales and EBITDA
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
FY2008 FY2009E FY2010E
Net Sales
$0
$250
$500
$750
$1,000
FY2008 FY2009E FY2010E
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
EBITDA
(Excluding Merger and Integration Costs)
Pro forma (1) (2)
$2.5B
$4.7B
$4.9B
$371
$820
$869
14.7%
17.3%
17.5%
Pro forma (2)
(1)  Includes approximately $80 million in run-rate synergies.
(2)  Assumes Folgers transaction had closed on May 1, 2008.
Pro forma
Pro forma

Cash Flow From Operations
Cash Flow From Operations
4%
$ 116
$  (76)
$ 192
FY2008
7%
$ 390
$(115)
$ 505
FY2009E
(1)
Pro forma
$ 425 Free Cash Flow
7% Free Cash Flow Yield
(2)
$(120) Capital Expenditures
$ 545 Cash Flow From
Operations
FY2010E
Pro forma
($ in millions)
(1)  Assumes Folgers transaction had closed on May 1, 2008 and approximately $80MM in run-rate synergies.
(2)  Based on approximately 57 million shares outstanding and market price of $49.88 for FY2008 (based on closing price of Smucker shares on April 30, 2008) and approximately 118 million shares outstanding and market price of $50.69 for FY2009E and FY2010E (based on closing price of Smucker shares on September
30, 2008).

Synergy Opportunities Synergy Opportunities ($ in millions) 4% $ 80 $ 65 $ 15 Synergy Estimate Total Synergies Estimated Synergies as % of Projected 2009 Folgers Net Sales SG&A COGS

Debt Profile Supports
Continued Growth
Debt Profile Supports
Continued Growth
• Stronger balance sheet post-closing
– Ample liquidity
• Modest leverage and strong cash flow will facilitate
pursuit of shareholder value
– Investments
– Acquisitions
– Share repurchase / dividends
FY2009E
Standalone Smucker
FY2009E
(1)
Combined Smucker
Total Debt $790mm $1,540mm
Debt / EBITDA 2.1x 1.9x
Interest Coverage 8.1x 8.6x
(2)
(1)  Assumes Folgers transaction had closed on May 1, 2008 and approximately $80MM in run-rate synergies.
(2)  Interest coverage assumes an estimated weighted-average borrowing rate of 6.0% on the anticipated financing in part based on three-month forward LIBOR as of October 1, 2008.

Dividends and Share Repurchase
Dividends and Share Repurchase
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
FY2004 FY2005 FY2006 FY2007 FY2008 FY2009E
Dividends Share Repurchase
($ in millions)
(1)  Estimated dividends assumes current quarterly dividend rate, payment of special dividend, and payment of dividend on shares issued in the Transaction for two quarters.
(1)

Ability to Implement
Ability to Implement
Single IS Platform
Acquisition experience
Improved Productivity
$283
$552
$777
$0
$300
$600
$900
$1,200
Sales / Employee
(‘000’s)
Net Income / Employee
(‘000’s)
$13
$35
$52
$0
$20
$40
$60
$80
$100
FY2002
FY2005 FY2008 FY2002
FY2005
FY2008
Continuity of process
and people

Regulation G Compliance
Regulation G Compliance
You are also reminded that during this presentation,
certain non-GAAP financial measures, such as EBITDA
and Free Cash Flow may be discussed.  These measures
should not be considered an alternative to net income, or
any other measure of financial performance or liquidity
presented in accordance with generally accepted
accounting principles (GAAP).  These measures are not
necessarily comparable to a similarly titled measure of
another company.  Please refer to the accompanying
slides for information that reconciles these discussed
figures with the most comparable GAAP measures.

Reconciliation of Non-GAAP
Financial Measures
Reconciliation of Non-GAAP
Financial Measures
($ in Millions)
FY2008
Income before income taxes $  255
Add (deduct):
Interest income (13)
Interest expense
42
Amortization
4
Share-based compensation expense
12
Depreciation
58
Merger and integration costs
8
Cost of products sold - restructuring
2
Other restructuring costs 3
EBITDA $  371

Financial Forecasts
Financial Forecasts
The preceding financial forecasts were prepared by Smucker management in evaluating the Transaction.
For fiscal years after 2009 through 2013, Smucker assumed compounded annual growth rates for Folgers and Smucker of approximately 2.5% and 5.0%, respectively, for net sales and approximately 3.9% and
6.1%, respectively, for EBITDA, recognizing that year to year increases fluctuate between years.
Synergies
$  350 $  387 EBITDA
FY2009 Forecast
35 79 Depreciation and amortization
1,304 1,970 Cost of goods sold
$1,910 $2,829 Net sales
291 551 Selling, distribution and administration
606 859 Gross profit
Combined EBITDA
315 308 Earnings before interest and taxes
Folgers Smucker
$737
83
$820
($ in Millions)

Additional Information
Additional Information
Smucker and Folgers have filed registration statements with the U. S. Securities and Exchange
Commission (“SEC”) registering the common shares to be issued to P&G shareholders in connection with the Folgers transaction.  Smucker has also filed a proxy statement with the SEC which has been sent to the shareholders of Smucker. Shareholders are urged to read the prospectus included in the registration statements and any other relevant documents when they become available, because they will contain important information about Smucker, Folgers and the proposed transaction.  The proxy statement, prospectus and other documents relating to the proposed transaction can be obtained free of charge from the SEC’s website at www.sec.gov.  The documents can also be obtained free of charge from Smucker upon written request to The J. M. Smucker Company, Shareholder Relations, Strawberry Lane, Orrville,
Ohio  44667 or by calling (330) 684-3838, or from P&G upon written request to The Procter & Gamble
Company, Shareholder Services Department, P.O. Box 5572, Cincinnati, Ohio 45201-5572 or by calling
(800) 742-6253.
This communication is not a solicitation of a proxy from any security holder of Smucker and shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. However, P&G, Smucker and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of The J. M. Smucker Company may be found in its 2008
Annual Report on Form 10-K filed with the SEC on June 27, 2008, and its definitive proxy statement relating to its 2008 Annual Meeting of Shareholders filed with the SEC on July 14, 2008.  Information about the directors and executive officers of The Procter & Gamble Company may be found in its 2008
Annual Report on Form 10-K filed with the SEC on August 28, 2008, and its definitive proxy statement relating to its 2008 Annual Meeting of Shareholders filed with the SEC on August 29, 2008.